UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 23, 2013 (Date of earliest event reported)
Spark Networks, Inc. (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	001-32750 (Commission File Number)	20-8901733 (IRS Employer Identification Number)

8383 Wilshire Boulevard, Suite 800, Beverly Hills, California (Address of principal executive offices)		90211 (Zip Code)
(323) 658-3000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 23, 2013, Spark Networks, Inc. issued a press release announcing its first quarter 2013 results. The press release is attached hereto as Exhibit 99.1 and the information therein is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Spark Networks, Inc. dated April 23, 2013

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2013	SPARK NETWORKS, INC. By: /s/ Brett A. Zane Brett A. Zane Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Spark Networks, Inc. dated April 23, 2013